Second Quarter Earnings Review July 31, 2025 ™

Disclosures 2 Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including, among others, statements regarding our goals, plans and projections with respect to our operations, financial position and business strategy, including those related to our acquisition of Bridge IT, Inc. ("Brigit") on January 31, 2025. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," “maintain,” "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. Such forward-looking statements are based on particular assumptions that our management has made in light of its experience and its perception of expected future developments and other factors that it believes are appropriate under the circumstances, and are subject to various risks and uncertainties. Factors that could cause or contribute to material and adverse differences between actual and anticipated results include, but are not limited to, (1) the possibility that costs, difficulties or disruptions related to the integration of Brigit operations into our other operations will be greater than expected; (2) the possibility that the anticipated benefits from the Brigit acquisition may not be fully realized or may take longer to realize than expected; (3) our ability to (i) effectively adjust to changes in the composition of our offerings and product mix as a result of acquiring Brigit and continue to maintain the quality of existing offerings and (ii) successfully introduce other new product or service offerings on a timely and cost-effective basis; (4) changes in our future cash requirements as a result of the Brigit acquisition, whether caused by unanticipated increases in capital expenditures or working capital needs, unanticipated liabilities or otherwise; (5) our ability to retain the talent and dedication of key employees of Brigit; (6) the general strength of the economy and other economic conditions affecting consumer preferences and spending, including the availability of credit to the Company's target consumers and to other consumers, impacts from continued inflation, central bank monetary policy initiatives to address inflation concerns and a possible recession or slowdown in economic growth, and (7) the other risks detailed from time to time in the reports filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2024, as well as subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication. Except as required by law, we are not obligated to, and do not undertake to, publicly release any revisions to these forward- looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Use of Non-GAAP Financial Measures This communication contains certain financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (GAAP), including (1) Non-GAAP diluted earnings per share (net earnings or loss, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis), (2) Adjusted EBITDA (net earnings before interest, taxes, stock-based compensation, depreciation and amortization, as adjusted for special items) on a consolidated and segment basis, (3) Adjusted EBITDA margin (Adjusted EBITDA divided by total revenue) on a consolidated and segment basis, (4) Free Cash Flow (net cash provided by operating activities less capital expenditures), (5) Net debt (outstanding debt less cash and cash equivalents), and (6) Net leverage ratio (outstanding debt less cash and cash equivalents divided by trailing twelve months Adjusted EBITDA). “Special items” refers to certain gains and charges we view as extraordinary, unusual or non-recurring in nature or which we believe do not reflect our core business activities. Special items are reported as Other Gains and Charges in our Consolidated Statements of Operations. For the periods presented herein, these special items are described in the quantitative reconciliation tables included in the appendix of this presentation. Because of the inherent uncertainty related to these special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to any forecasted GAAP measure without unreasonable effort. These non-GAAP measures are additional tools intended to assist our management in comparing our performance on a more consistent basis for purposes of business decision-making by removing the impact of certain items management believes do not directly reflect our core operations. These measures are intended to assist management in evaluating operating performance and liquidity, comparing performance and liquidity across periods, planning and forecasting future business operations, helping determine levels of operating and capital investments and identifying and assessing additional trends potentially impacting our Company that may not be shown solely by comparisons of GAAP measures. Consolidated Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe these non-GAAP financial measures also provide supplemental information that is useful to investors, analysts and other external users of our consolidated financial statements in understanding our financial results and evaluating our performance and liquidity from period to period. However, non-GAAP financial measures have inherent limitations and are not substitutes for, or superior to, GAAP financial measures, and they should be read together with our consolidated financial statements prepared in accordance with GAAP. Further, because non-GAAP financial measures are not standardized, it may not be possible to compare such measures to the non-GAAP financial measures presented by other companies, even if they have the same or similar names. Note that all sources in this presentation are from Company reports and Company estimates unless otherwise noted.

Empowering underserved consumers with seamless, holistic financial tools to improve their financial lives. Our Mission Elevating Financial Opportunity for All

Upbound at a Glance

upbound

Three Interlocking Engines: Virtual LTO, Subscription FinTech, Cash-Generative RTO

Innovative financial solutions for millions of customers, delivered through three core business segments

- Growing, digital-first platform supporting the underserved consumer
- Prudent risk management utilizing propriety data analytics enables responsible growth
- Consolidated platform provides strong, stable stream of free cash flow paired with significant opportunity for long-term growth

As of 6/30/2025

LTM Consolidated Revenue	**$4.5 billion**
LTM Net Income	**$102 million**
LTM Adjusted EBITDA[1]	**$499 million**
LTM Net Cash Provided by Operating Activities	**$190 million**
LTM Free Cash Flow[1]	**$131 million**
Total Active Customers[2]	**2.8 million**

1 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation.
2 Represents Brigit paying users plus customers on rent at Acima and Rent-A-Center as of period-end.

acima

- Virtual lease-to-own platform
- Digital model expands access to more consumers through 35k+ retailer locations and expanding DTC marketplace
- Seven consecutive quarters of GMV growth

brigit

- Acquired by Upbound Group in Q1 2025
- Industry-leading financial wellness tools that utilize ML-powered cash flow data insights
- Subscription offering provides access to innovative product offerings, including EWA/cash advance, credit building, budgeting and financial literacy tools

RAC Rent-A-Center (Furniture · Appliances · Electronics · Computers)

- Durable, resilient business model proven through 50+ year operating history
- Approximately 2,300 stores in the U.S. and Mexico
- Strong free cash flow generation, enabling Upbound to fund growth opportunities across segments

Three core brands addressing the needs of underserved consumers across their financial journey

4

Nearly 40% á Y/Y Revenue Growth 24.1% á Y/Y Paying Subscriber Growth (as of quarter-end) -4.0% Y/Y Same Store Sales3 +10 bps Sequential Increase in Lease Charge-Off Rate4 21.1% á Y/Y Cash Advance Volume Growth 80 bps á Y/Y Increase in Gross Margin 16.0% á Y/Y GMV1 Growth 50 bps, 40 bps á Y/Y Increase in Net Earnings Margin and Adjusted EBITDA Margin2, respectively Nearly 20% á Y/Y Increase in Applications Q2 Quarter in Review 1 The Company defines Gross Merchandise Volume (GMV) as the retail value in U.S. dollars of merchandise acquired by the Acima segment that is leased to customers through a transaction that occurs within a defined period, net of estimated cancellations as of the measurement date. 2 Non-GAAP financial measure. See descriptions elsewhere in this presentation. 3 Same Store Sales (SSS): Same store sales generally represents revenue earned in Company-owned Rent-A-Center stores that were operated by us for 13 months or more and are reported on a constant currency basis as a percentage of total revenue earned in stores of the segment during the indicated period. The Company excludes from the same store sales base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store sales base in the 30th full month following account transfer. 4 Lease Charge-Offs (LCOs): Represents charge-offs of the net book value of unrecoverable on-rent merchandise with lease-to-own customers who are past due. This is typically expressed as a percentage of revenues for the applicable period. For the Rent-A-Center segment, LCOs exclude Get-It-Now, Home Choice, and Franchise-owned Rent-A-Center locations. 5

$0.26 GAAP Diluted EPS -$0.35 y/y $15.5 million Net Income -$18.4 million y/y $1.12 Non-GAAP Diluted EPS1 +$0.08 y/y +7.7% y/y $133.2 million Adjusted EBITDA1 +7.0% y/y Q2 Consolidated Financial Highlights $1.2 billion Consolidated Revenue +7.5% y/y $145.6 million YTD Net Cash Provided by Operating Activities +$85.1 million y/y 1 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 6

Capital and Cost Efficiency Leverage tech-enabled processes to grow online fulfillment and optimize the cost-to-serve Underwriting and Risk Management Prudently and tactically manage risk profile both online and in-store with new data and models Digital Evolution Enhance customer experience and optimize omni-channel execution to improve web conversion Collaboration Accelerate Brigit’s growth by cross- marketing products to RAC and Acima customer universe Maintain Momentum Expand the existing growth trajectory by adding new customer segments and improving retention New Products Launch new products and features that meet the additional needs of our users, drive growth, and expand the TAM 2025 Strategic Priorities 7 Customer Focus Drives Repeat Business Broaden Marketplace merchant roster and streamline the LTO experience for returning customers Merchant Growth Through Digital Advancements Expand and deepen retailer relationships across traditional and emerging categories and channels Improving Margins Focus on operational efficiencies and underwriting discipline to realize scale benefits of virtual platform

Acima Q2 Highlights 8 Acima GMV Trend ($M) Acima LCO and Past Due Rates1 Trends 1 Defined as the average accounts 60+ days past due as a percentage of total open leases. 60+ past due rates normalized to exclude large retailers that are no longer on Acima’s platform. Rental Revenue by Product Category

Brigit Q2 Highlights 9 Brigit Paying Users1 (#000s) and ARPU2 on a Proforma Basis3 Brigit Cash Advance Volume4 ($M) and Net Advance Loss Rate5 on a Proforma Basis3 1 Brigit Paying Users: Represents Brigit customers who have an active Plus or Premium account, not delinquent (not 45 days past due) on a cash advance, and made at least 1 of the last 2 subscription payments. 2 ARPU: Average monthly revenue per user, where user is defined as in footnote 1 above. 3 Proforma figures include periods prior to Upbound's acquisition of Brigit on January 31, 2025. 4 Cash Advance Volume: Defined as total advance originations during the period. 5 Net Advance Loss: Represents charge-offs of customer cash advances that are 45+ days past due as a percentage of total cash advances originated in the period. Revenue by Source

Rent-A-Center Q2 Highlights 10 Rent-A-Center Portfolio1,2 Per Store ($000's) and Same Store Sales Trends Rent-A-Center LCO and Past Due Rates2,3 Trends 1 Lease Portfolio Value: Represents the aggregate dollar value of the expected monthly rental income associated with current active lease agreements from our Company-owned Rent-A-Center lease-to-own stores and e-commerce platform at the end of any given period. 2 Portfolio Value and Past Due charts exclude Get-it-Now and Home Choice branded stores, and Franchise-owned Rent-A-Center locations. 3 Past due rate is defined as the average accounts 30+ days past due as a percentage of total open leases for our Company-owned Rent-A-Center locations. Rental Revenue by Product Category

Q2 Quarter-End Financial Position & Capital Allocation $276.3 million Liquidity $18.2 million Capital Expenditures $22.1 million Dividends Paid $1.5 billion Net Debt1,2 3.0x Net Leverage Ratio3 2.0x Target Net Leverage Ratio3 11 All figures except capital expenditures and dividends paid, which represent expenditures for the full quarter, are as of quarter-end. 1 Net debt is defined as outstanding debt less cash and cash equivalents. 2 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 3 Net leverage ratio is defined as outstanding debt less cash and cash equivalents divided by trailing twelve months Adjusted EBITDA, which is a Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation.

Full Year and Q3 2025 Guidance 12 Strong first half of year positions Company to raise midpoint of FY 2025 guidance for Non-GAAP Diluted Earnings Per Share 1. Consolidated includes Acima, Rent-A-Center, Brigit (for the 11 months following the acquisition on January 31, 2025), Mexico, and Corporate Segments. 2. Non-GAAP financial measure. See descriptions elsewhere in this presentation. Current Guidance Previous Guidance (Provided 7/31/2025) (Provided 5/1/2025) Consolidated Guidance1 FY 2025 FY 2025 Revenues ($B) $4.60 - $4.75 $4.60 - $4.75 Adj. EBITDA Excluding SBC ($M)2 $515 - $535 $510 - $540 Non-GAAP Diluted Earnings Per Share2 $4.05 - $4.40 $4.00 - $4.40 Free Cash Flow ($M)2 $150 - $200 $150 - $200 Q3 2025 Revenues ($B) $1.05 - $1.15 Adj. EBITDA Excluding SBC ($M)2 $120 - $130 Non-GAAP Diluted Earnings Per Share2 $0.95 - $1.05

Appendix

Reconciliation of Net Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share

upbound

(in thousands)	Three Months Ended June 30, 2025					
	Gross Profit	Operating Profit	Earnings Before Income Tax	Tax Expense	Net Earnings	Diluted Earnings per Share
GAAP Results	$ 571,825	$ 50,734	$ 22,849	$ 7,364	$ 15,485	$ 0.26
Plus: Special Items[1]						
Legal matters[2]	—	32,516	32,516	8,393	24,123	0.41
Acima acquired assets depreciation and amortization[3]	—	14,900	14,900	3,846	11,054	0.20
Brigit equity consideration vesting[4]	—	6,405	6,405	—	6,405	0.11
Brigit acquired assets depreciation and amortization[5]	—	6,216	6,216	1,604	4,612	0.08
Brigit replacement awards and other compensation[6]	—	4,977	4,977	1,285	3,692	0.06
Asset Impairment	—	206	206	53	153	—
Brigit transaction costs	—	(109)	(109)	(28)	(81)	—
Other[7]	—	351	351	91	260	—
Non-GAAP Adjusted Results	$ 571,825	$ 116,196	$ 88,311	$ 22,608	$ 65,703	$ 1.12

(1) Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 3 of our earnings release.

(2) Includes expenses of $31.7 million related to estimated legal accruals and $0.8 million in litigation and defense expenses for our current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation and a previously disclosed class action, which class action we agreed in principle to settle in July 2025.

(3) Includes amortization expense of approximately $11.0 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $3.9 million related to the fair value of acquired software assets.

(4) Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

(5) Includes amortization expense of approximately $3.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $2.3 million related to the fair value of acquired software assets.

(6) Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition.

(7) Primarily includes shutdown and holding expenses related to store closures and severance.

14

Reconciliation of Net Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share

upbound

(in thousands)	Gross Profit	Operating Profit	Earnings Before Income Tax	Tax Expense	Net Earnings	Diluted Earnings per Share
	Three Months Ended June 30, 2024					
GAAP Results	$ 531,959	$ 80,655	$ 46,433	$ 12,484	$ 33,949	$ 0.61
Plus: Debt refinancing charges	—	—	6,604	1,883	4,721	0.08
Plus: Special Items[1]						
Acima acquired assets depreciation and amortization[2]	—	14,900	14,900	3,195	11,705	0.21
Asset impairments[3]	—	5,382	5,382	1,494	3,888	0.07
Accelerated software depreciation[4]	—	1,534	1,534	145	1,389	0.03
Accelerated stock compensation [5]	—	1,733	1,733	494	1,239	0.02
Legal matters	—	700	700	200	500	0.01
Other[6]	—	673	673	193	480	0.01
Discrete income tax items	—	—	—	(6)	6	—
Non-GAAP Adjusted Results	$ 531,959	$ 105,577	$ 77,959	$ 20,082	$ 57,877	$ 1.04

[1] Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 3 of this earnings release.
[2] Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets.
[3] Includes lease impairments of approximately $5.3 million and fixed asset impairments of approximately $0.1 million.
[4] Represents incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system used by our Rent-A-Center lease-to-own stores, due to the transition to a new internally developed point-of-sale system deployed in the third quarter of 2024.
[5] Represents accelerated stock compensation expense related to our letter agreement with the Company's former Chief Executive Officer.
[6] Includes shutdown and holding expenses related to store closures of $0.4 million.

15

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

upbound

	Three Months Ended June 30, 2025					
(in thousands)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Net earnings (loss)	$ 82,003	$ 63,001	$ 10,472	$ 1,936	$ (141,927)	$ 15,485
Plus: Interest expense, net	—	—	—	—	27,885	27,885
Plus: Income tax expense	—	—	—	—	7,364	7,364
Operating profit (loss)	82,003	63,001	10,472	1,936	(106,678)	50,734
Plus: Depreciation and amortization	353	5,238	18	484	6,890	12,983
Plus: Stock-based compensation	—	—	—	—	4,021	4,021
Plus: Special Items[(1)]						
Legal matters[(2)]	—	—	—	—	32,516	32,516
Acima acquired assets depreciation and amortization[(3)]	10,929	—	—	—	3,971	14,900
Brigit equity consideration vesting[(4)]	—	—	—	—	6,405	6,405
Brigit acquired assets depreciation and amortization[(5)]	—	—	3,891	—	2,325	6,216
Brigit replacement awards and other compensation[(6)]	—	—	—	—	4,977	4,977
Asset impairment	—	—	—	—	206	206
Brigit transaction costs	—	—	—	—	(109)	(109)
Other[(7)]	—	157	—	—	194	351
Adjusted EBITDA	$ 93,285	$ 68,396	$ 14,381	$ 2,420	$ (45,282)	$ 133,200

(1) Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 3 of our earnings release.

(2) Includes expenses of $31.7 million related to estimated legal accruals and $0.8 million in litigation and defense expenses for our current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation and a previously disclosed class action, which class action we agreed in principle to settle in July 2025.

(3) Includes amortization expense of approximately $11.0 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $3.9 million related to the fair value of acquired software assets.

(4) Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

(5) Includes amortization expense of approximately $3.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $2.3 million related to the fair value of acquired software assets.

(6) Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition.

(7) Primarily includes shutdown and holding expenses related to store closures and severance.

16

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

upbound

	Three Months Ended March 31, 2025					
(in thousands)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Net earnings (loss)	$ 73,708	$ 66,415	$ 8,829	$ 1,223	$ (125,382)	$ 24,793
Plus: Interest expense, net	—	—	—	—	27,104	27,104
Plus: Income tax expense	—	—	—	—	10,718	10,718
Operating profit (loss)	73,708	66,415	8,829	1,223	(87,560)	62,615
Plus: Depreciation and amortization	354	5,427	11	437	6,023	12,252
Plus: Stock-based compensation	—	—	—	—	7,968	7,968
Plus: Special Items[1]						
Acima acquired assets depreciation and amortization[2]	10,929	—	—	—	3,971	14,900
Legal matters[3]	—	—	—	—	10,645	10,645
Brigit transaction costs[4]	—	—	—	—	6,218	6,218
Brigit acquired assets depreciation and amortization[5]	—	—	2,594	—	1,550	4,144
Brigit equity consideration vesting[6]	—	—	—	—	4,059	4,059
Accelerated stock compensation[7]	—	—	—	—	1,599	1,599
Brigit replacement awards and other compensation[8]	—	—	—	—	1,095	1,095
Other[9]	—	224	—	—	413	637
Adjusted EBITDA	$ 84,991	$ 72,066	$ 11,434	$ 1,660	$ (44,019)	$ 126,132

[1] Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 3 of our earnings release.
[2] Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million.
[3] Includes expenses of $10.0 million related to estimated legal accruals and $0.6 million in litigation and defense expenses for our recently dismissed regulatory lawsuits with the Consumer Financial Protection Bureau and current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation.
[4] Represents transaction fees related to Brigit acquisition.
[5] Includes amortization expense of approximately $2.6 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $1.6 million related to the fair value of acquired software assets.
[6] Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.
[7] Represents accelerated stock compensation expense related to our letter agreement with the Company's former Chief Executive Officer.
[8] Includes amortization expense for Brigit replacement awards and other compensation related to Brigit acquistion.
[9] Includes shutdown and holding expenses related to store closures and severance.

17

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

upbound

	Three Months Ended December 31, 2024					
(in thousands)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Net earnings (loss)	$ 69,653	$ 74,193	$ —	$ 667	$ (113,531)	$ 30,982
Plus: Interest expense, net	—	—	—	—	24,776	24,776
Plus: Income tax expense	—	—	—	—	23,397	23,397
Operating profit (loss)	69,653	74,193	—	667	(65,358)	79,155
Plus: Depreciation and amortization	352	5,423	—	427	5,823	12,025
Plus: Stock-based compensation	—	—	—	—	6,859	6,859
Plus: Special Items[(1)]						
Acima acquired assets depreciation and amortization[(2)]	10,927	—	—	—	3,972	14,899
Legal matters[(3)]	—	—	—	—	4,026	4,026
Transaction fees[(4)]	—	—	—	—	3,656	3,656
Accelerated stock compensation[(5)]	—	—	—	—	1,652	1,652
Asset impairments	—	(16)	—	—	—	(16)
Other[(6)]	—	360	—	—	137	497
Adjusted EBITDA	$ 80,932	$ 79,960	$ —	$ 1,094	$ (39,233)	$ 122,753

(1) Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 3 of this earnings release.
(2) Includes amortization expense of approximately $11.0 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million.
(3) Includes expenses of $2.5 million related to estimated legal accruals and $1.6 million in litigation and defense expenses for recently dismissed regulatory lawsuits with the Consumer Financial Protection Bureau and current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation.
(4) Represents transaction fees related to Brigit acquisition.
(5) Represents accelerated stock compensation expense related to our letter agreement with the Company's former Chief Executive Officer.
(6) Includes shutdown and holding expenses related to store closures of $0.4 million.

18

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

upbound

(in thousands)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
	Three Months Ended September 30, 2024					
Net earnings (loss)	$ 63,994	$ 73,267	$ —	$ 884	$ (107,285)	$ 30,860
Plus: Interest expense, net	—	—	—	—	25,904	25,904
Plus: Income tax expense	—	—	—	—	13,295	13,295
Operating profit (loss)	63,994	73,267	—	884	(68,086)	70,059
Plus: Depreciation and amortization	352	5,243	—	405	6,770	12,770
Plus: Stock-based compensation	—	—	—	—	5,887	5,887
Plus: Special Items[1]						
Acima acquired assets depreciation and amortization[2]	10,929	—	—	—	3,972	14,901
Legal matters[3]	—	—	—	—	11,038	11,038
Accelerated stock compensation[4]	—	—	—	—	1,688	1,688
Asset impairments	—	(67)	—	—	—	(67)
Other[5]	—	588	—	—	—	588
Adjusted EBITDA	$ 75,275	$ 79,031	$ —	$ 1,289	$ (38,731)	$ 116,864

[1] Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 3 of this earnings release.
[2] Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million.
[3] Includes expenses of $7.5 million related to estimated legal accruals and $3.5 million in litigation and defense expenses for recently dismissed regulatory lawsuits with the Consumer Financial Protection Bureau and current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation.
[4] Represents accelerated stock compensation expense related to our letter agreement with the Company's former Chief Executive Officer.
[5] Includes shutdown and holding expenses related to store closures of $0.6 million.

19

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

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	Three Months Ended June 30, 2024					
(in thousands)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Net earnings (loss)	$ 69,991	$ 71,562	$ —	$ 1,559	$ (109,163)	$ 33,949
Plus: Interest, net	—	—	—	—	27,618	27,618
Plus: Income tax expense	—	—	—	—	12,484	12,484
Plus: Debt financing charges	—	—	—	—	6,604	6,604
Operating profit (loss)	69,991	71,562	—	1,559	(62,457)	80,655
Plus: Depreciation and amortization	382	4,816	—	388	7,032	12,618
Plus: Stock-based compensation	—	—	—	—	6,315	6,315
Plus: Special Items[(1)]						
Acima acquired assets depreciation and amortization[(2)]	10,929	—	—	—	3,971	14,900
Asset impairments[(3)]	—	5,382	—	—	—	5,382
Accelerated software depreciation[(4)]	—	—	—	—	1,534	1,534
Accelerated stock compensation[(5)]	—	—	—	—	1,733	1,733
Legal matters	—	—	—	—	700	700
Other[(6)]	—	436	—	—	237	673
Adjusted EBITDA	$ 81,302	$ 82,196	$ —	$ 1,947	$ (40,935)	$ 124,510

(1) Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 3 of this earnings release.
(2) Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million.
(3) Includes fixed asset impairments of approximately $5.3 million and lease impairments of approximately $0.1 million.
(4) Represents incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system used by our Rent-A-Center lease-to-own stores, due to the transition to a new internally developed point-of-sale system deployed in the third quarter of 2024.
(5) Represents accelerated stock compensation expense related to our letter agreement with the Company's former Chief Executive Officer.
(6) Includes shutdown and holding expenses related to store closures of $0.4 million.

20

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow Three Months Ended June 30, Six Months Ended June 30, LTM (in thousands) 2025 2024 2025 2024 June 30, 2025 Net cash provided by operating activities $ 7,814 $ 15,040 $ 145,550 $ 60,461 $ 189,810 Purchase of property assets (18,247) (14,427) (28,823) (26,244) (58,854) Free cash flow $ (10,433) $ 613 $ 116,727 $ 34,217 $ 130,956 21

Supplemental Segment Performance Details – GAAP

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(in millions)	Three Months Ended June 30, 2025					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Revenue						
Rentals and fees	$ 486.8	$ 399.4	$ —	$ 18.4	$ —	$ 904.6
Merchandise sales	131.6	59.7	—	0.9	—	192.2
Subscriptions and fees	—	—	51.9	—	—	51.9
Other	0.6	8.0	—	0.2	—	8.8
Total revenue	$ 619.0	$ 467.1	$ 51.9	$ 19.6	$ —	$ 1,157.5

(in millions)	Three Months Ended June 30, 2024					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Revenue						
Rentals and fees	$ 435.8	$ 430.6	$ —	$ 19.6	$ —	$ 886.0
Merchandise sales	116.5	65.1	—	1.0	—	182.5
Subscriptions and fees	—	—	—	—	—	—
Other	0.5	7.2	—	0.3	—	8.0
Total revenue	$ 552.8	$ 502.8	$ —	$ 20.9	$ —	$ 1,076.5

(in millions)	Three Months Ended June 30, 2025					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Cost of revenues						
Cost of rentals and fees	$ 251.1	$ 102.1	$ —	$ 4.9	$ —	$ 358.1
Cost of merchandise sold	172.9	48.1	—	0.7	—	221.7
Cost of subscriptions and fees	—	—	6.0	—	—	6.0
Total cost of revenues	$ 424.0	$ 150.2	$ 6.0	$ 5.6	$ —	$ 585.7

(in millions)	Three Months Ended June 30, 2024					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Cost of revenues						
Cost of rentals and fees	$ 220.5	$ 112.9	$ —	$ 5.2	$ —	$ 338.6
Cost of merchandise sold	152.7	52.6	—	0.7	—	206.0
Cost of subscriptions and fees	—	—	—	—	—	—
Total cost of revenues	$ 373.2	$ 165.5	$ —	$ 5.9	$ —	$ 544.6

(in millions)	Three Months Ended June 30, 2025					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Operating expenses						
Operating labor expense	$ 24.4	$ 119.1	$ 1.1	$ 4.5	$ —	$ 149.1
Non-labor operating expenses	76.7	119.5	28.3	5.6	—	230.1
General and administrative expenses	0.6	9.9	2.2	1.5	49.3	63.4
Depreciation and amortization	0.4	5.2	—	0.5	6.9	13.0
Other gains and charges	10.9	0.2	3.9	—	50.5	65.5
Total operating expenses	$ 113.0	$ 254.0	$ 35.4	$ 12.0	$ 106.7	$ 521.1

(in millions)	Three Months Ended June 30, 2024					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Operating expenses						
Operating labor expense	$ 26.6	$ 124.8	$ —	$ 4.8	$ —	$ 156.2
Non-labor operating expenses	71.3	126.8	—	5.9	—	203.9
General and administrative expenses	0.4	3.6	—	2.4	47.3	53.6
Depreciation and amortization	0.4	4.8	—	0.4	7.0	12.6
Other gains and charges	10.9	5.8	—	—	8.2	24.9
Total operating expenses	$ 109.6	$ 265.8	$ —	$ 13.5	$ 62.5	$ 451.3

(in millions)	Three Months Ended June 30, 2025					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Capital expenditures	$ 0.1	$ 5.6	$ 0.3	$ 1.1	$ 11.1	$ 18.2

(in millions)	Three Months Ended June 30, 2024					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Capital expenditures	$ 1.0	$ 6.3	$ —	$ 0.7	$ 6.5	$ 14.4

22

Supplemental Segment Performance Details – Including Non-GAAP Adjustments

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Three Months Ended June 30, 2025

(in millions)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Revenue						
Rentals and fees	$ 486.8	$ 399.4	$ —	$ 18.4	$ —	$ 904.6
Merchandise sales	131.6	59.7	—	0.9	—	192.2
Subscriptions and fees	—	—	51.9	—	—	51.9
Other	0.6	8.0	—	0.2	—	8.8
Total revenue	$ 619.0	$ 467.1	$ 51.9	$ 19.6	$ —	$ 1,157.5

Three Months Ended June 30, 2025

(in millions)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Cost of revenues						
Cost of rentals and fees	$ 251.1	$ 102.1	$ —	$ 4.9	$ —	$ 358.1
Cost of merchandise sold	172.9	48.1	—	0.7	—	221.7
Cost of subscriptions and fees	—	—	6.0	—	—	6.0
Total cost of revenues	$ 424.0	$ 150.2	$ 6.0	$ 5.6	$ —	$ 585.7

Three Months Ended June 30, 2025

(in millions)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Operating expenses						
Operating labor expense	$ 24.4	$ 119.1	$ 1.1	$ 4.5	$ —	$ 149.1
Non-labor operating expenses	76.7	119.5	28.3	5.6	—	230.1
General and administrative expenses	0.6	9.9	2.2	1.5	49.3	63.4
Depreciation and amortization	0.4	5.2	—	0.5	6.9	13.0
Other gains and charges[1]	—	—	—	—	—	—
Total operating expenses	$ 102.1	$ 253.8	$ 31.5	$ 12.0	$ 56.2	$ 455.6

[1]For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 14 and 16 of this presentation.

Three Months Ended June 30, 2025

(in millions)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Capital expenditures	$ 0.1	$ 5.6	$ 0.3	$ 1.1	$ 11.1	$ 18.2

Three Months Ended June 30, 2024

(in millions)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Revenue						
Rentals and fees	$ 435.8	$ 430.6	$ —	$ 19.6	$ —	$ 886.0
Merchandise sales	116.5	65.1	—	1.0	—	182.5
Subscriptions and fees	—	—	—	—	—	—
Other	0.5	7.2	—	0.3	—	8.0
Total revenue	$ 552.8	$ 502.8	$ —	$ 20.9	$ —	$ 1,076.5

Three Months Ended June 30, 2024

(in millions)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Cost of revenues						
Cost of rentals and fees	$ 220.5	$ 112.9	$ —	$ 5.2	$ —	$ 338.6
Cost of merchandise sold	152.7	52.6	—	0.7	—	206.0
Cost of subscriptions and fees	—	—	—	—	—	—
Total cost of revenues	$ 373.2	$ 165.5	$ —	$ 5.9	$ —	$ 544.6

Three Months Ended June 30, 2024

(in millions)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Operating expenses						
Operating labor expense	$ 26.6	$ 124.8	$ —	$ 4.8	$ —	$ 156.2
Non-labor operating expenses	71.3	126.8	—	5.9	—	203.9
General and administrative expenses	0.4	3.6	—	2.4	47.3	53.6
Depreciation and amortization	0.4	4.8	—	0.4	7.0	12.6
Other gains and charges[1]	—	—	—	—	—	—
Total operating expenses	$ 98.7	$ 260.0	$ —	$ 13.5	$ 54.3	$ 426.4

[1]For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 15 and 20 of this presentation.

Three Months Ended June 30, 2024

(in millions)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Capital expenditures	$ 1.0	$ 6.3	$ —	$ 0.7	$ 6.5	$ 14.4

23

Q2 2025 (in millions, except net leverage ratio) Outstanding Debt $ 1,582.0 Less: Cash and cash equivalents 106.8 Net debt 1,475.2 Adjusted EBITDA(1) Q3 2024 116.9 Q4 2024 122.8 Q1 2025 126.1 Q2 2025 133.2 Last twelve months Adjusted EBITDA $ 499.0 Net leverage ratio 3.0 x (1) Refer to Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment) pages 16 through 19 of this communication for additional details of Adjusted EBITDA. Consolidated Net Leverage Ratio 24